Exhibit 10.2

AMENDED AND RESTATED AGREEMENT OF LEASE

By and Between

42ND ST. DEVELOPMENT PROJECT, INC.,

as Landlord

and

42ND ST. DEVELOPMENT PROJECT, INC.,

as Tenant

Premises:

Block:  1012

Lots:  1,5, 8, 14, P/O 15, 53, 59, 61, 62, 63

Address

620-628 8th Avenue

263-267 and 241-261 West 40th Street

242-244 West 41st Street

231-235 West 40th Street

248-256, 260-262 and 268 West 41st Street

634 and 630-632 8th Avenue

Borough of Manhattan

County, City and State of New York

RECORD AND RETURN TO:

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attention:  Chris M. Smith, Esq.

AMENDED AND RESTATED AGREEMENT OF LEASE

THIS AMENDED AND RESTATED AGREEMENT OF LEASE (this “Lease”) is made the 15th day of August, 2006, by and between 42ND ST. DEVELOPMENT PROJECT, INC. (“42DP”), a subsidiary of New York State Urban Development Corporation (“UDC”) d/b/a Empire State Development Corporation (“ESDC”), a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, 33rd floor, New York, New York 10017, as landlord (in such capacity, “Landlord”), and 42DP as tenant (in such capacity, “Tenant”).

W  I  T  N  E  S  S  E  T  H  :

WHEREAS, ESDC and The City of New York (the “City”) have developed, and are in the process of implementing, a rehabilitation and renewal plan for an area of midtown Manhattan surrounding West 42nd Street between Broadway and Eighth Avenue, known as the 42nd Street Development Project (the “42nd Street Project”);

WHEREAS, in furtherance of the 42nd Street Project, ESDC obtained fee title to the Property (as hereinafter defined) pursuant to the Condemnation;

WHEREAS, promptly after ESDC obtained fee title to the Property, ESDC conveyed (a) to Landlord an estate on limitation in the Property, and (b) to the City a reversionary estate in the Property;

WHEREAS, Landlord and The New York Times Building LLC (“NYTB”) entered into that certain Agreement of Lease dated as of December 12, 2001 as amended by letter dated April 8, 2004 (as amended, the “Initial Ground Lease”) with respect to certain land more particularly described in Exhibit A attached hereto and hereby made a part hereof and all improvements then or thereafter located thereon (collectively, the “Property”);

WHEREAS, NYTB entered into (a) that certain Agreement of Sublease dated as of December 12, 2001 between NYTB and NYT Real Estate Company LLC (the “NYTC Sublease”), (b) that certain Agreement of Sublease dated as of December 12, 2001 between NYTB and FC Lion LLC (the “FC Office Sublease”) and (c) that certain Agreement of Sublease dated as of December 12, 2001 between NYTB and FC Lion LLC (the “FC Retail Sublease”);

WHEREAS, the NYTC Sublease, the FC Office Sublease, the FC Retail Sublease, any New Office Subleases (as defined in the FC Office Sublease) and any new leases entered into pursuant to Section 31.6 of any of the foregoing are referred to herein, collectively, as the “Severance Subleases”;

WHEREAS, capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Severance Subleases;

WHEREAS, NYTB submitted the Initial Ground Lease to a leasehold condominium structure pursuant to Article 9-B of the Real Property Law of the State of New York;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of the date hereof between NYTB and 42DP (the “Assignment”), NYTB assigned to Tenant all of its right, title and interest in and to the Initial Ground Lease and the Severance Subleases;

WHEREAS, on the date hereof, FC Lion LLC has assigned to FC Eighth Ave., LLC and FC Eighth has assumed, all of FC Lion LLC’s right, title and interest in and to the FC Office Sublease and FC Retail Sublease;

WHEREAS, pursuant to the provisions of the Initial Ground Lease and the Assignment, the Assignment did not cause a merger of the interests of landlord and tenant under the Initial Ground Lease, which interests are and shall remain separate and distinct; and

WHEREAS, Landlord and Tenant wish to amend and restate the provisions of the Initial Ground Lease in their entirety;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

AMENDMENT AND RESTATEMENT

The Initial Ground Lease is hereby amended and restated in its entirety as set forth in this Lease.

DEMISE; TERM

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Property, for a term commencing on December 12, 2001 and ending upon the earlier of the date immediately preceding the ninety-ninth (99th) anniversary of the Commencement Date or the date on which this Lease shall sooner terminate as hereunder provided (such earlier date, the “Expiration Date”), upon and subject to the covenants, agreements, terms, provisions and limitations herein set forth, all of which covenants, agreements, terms, provisions and limitations Landlord and Tenant covenant and agree to perform and observe, and subject to the Severance Subleases.

TITLE TO IMPROVEMENTS

It is the intention of Landlord and Tenant that title to all improvements hereafter constructed on the Property shall vest in Landlord, its successors and assigns, as and when the same are constructed thereon.

RENT

The total rental under this Lease shall be Ten and 00/100 Dollars ($10.00), receipt of which is hereby acknowledged by Landlord.

DELIVERY OF POSSESSION

Landlord and Tenant acknowledge that possession of the Property has been delivered to Tenant.

NO ASSIGNMENT, TRANSFER, SUBLEASE OR ENCUMBRANCE

Neither Landlord nor Tenant shall assign or transfer this Lease, nor sublease the whole or any part of the Property, nor subject this Lease to any lien, claim, mortgage or encumbrance (other than Permitted Encumbrances), in any manner, nor sell, assign, convey or otherwise dispose of the Property or any part thereof, during the term of this Lease, in any manner, to any Person; provided, however, that (a) portions of the Property may be subleased pursuant to a Severance Sublease, (b) Landlord or Tenant may transfer its interest in this Lease to any Governmental Authority so long as such transfer does not and will not result in a decrease in any of the rights and benefits of a subtenant under a Severance Sublease under any of the Project Documents or any IDA Project Agreement (as defined in the NYTC Sublease) or an increase in the obligations, liabilities or costs of a subtenant under a Severance Sublease under any of the Project Documents or any IDA Project Agreement and (c) nothing herein shall be construed to prohibit or restrict any assignment, transfer, sublease or encumbrance of a Severance Sublease pursuant to the terms thereof.

AMENDMENTS, MODIFICATIONS, TERMINATIONS, ETC.

This Lease may not be amended, changed, modified, terminated, cancelled or discharged in whole or in part, and no oral or executory agreement shall be effective to amend, change, modify, terminate, cancel or discharge in whole or in part this Lease or any obligations under this Lease, unless (in any such case) such agreement is set forth in a written instrument executed by Tenant, Landlord and each tenant under a Severance Sublease and has been consented to in writing by any then-existing Recognized Mortgagee (as defined in the Severance Subleases) as applicable.

NOTICES

Each written notice, demand, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given and received (a) if personally delivered with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time delivered on a Business Day or, if not a Business Day, the next succeeding Business Day), or (b) by nationally recognized overnight courier (any notice or communication so sent being deemed to have been received on the first succeeding Business Day subsequent to the day so sent), addressed to the respective parties as follows:

if to Landlord:

42nd St. Development Project, Inc.
633 Third Avenue, 33rd floor
New York, New York  10017
Attention:  President

with copies to:

(i)                                     New York City Economic Development Corporation
110 William Street
New York, New York  10038
Attention:  President

(ii)                                  New York City Law Department
100 Church Street
New York, New York  10007
Attention:  Chief, Economic Development Division

(iii)          Shearman & Sterling LLP
599 Lexington Avenue
New York, New York  10022-6069
Attention:  Chris M. Smith, Esq. (3578/13)

(iv)          Goulston & Storrs
750 Third Avenue, 22nd Floor
New York, New York  10017
Attention:  Max Friedman, Esq.

(v)                                 New York State Urban Development Corporation
d/b/a Empire State Development Corporation
633 Third Avenue
New York, New York  10017
Attention:  42nd Street Development Project, Inc.

if to Tenant:

42nd St. Development Project, Inc.
633 Third Avenue, 33rd floor
New York, New York  10017
Attention:  President

with copies to:

(vi)                              New York City Economic Development Corporation
110 William Street
New York, New York  10038
Attention:  President

(vii)                           New York City Law Department
100 Church Street
New York, New York  10007
Attention:  Chief, Economic Development Division

(viii)        Shearman & Sterling LLP
599 Lexington Avenue
New York, New York  10022-6069
Attention:  Chris M. Smith, Esq. (3578/13)

(ix)           Goulston & Storrs
750 Third Avenue
22nd Floor
New York, New York  10017
Attention:  Max Friedman, Esq.

(x)                                   New York State Urban Development Corporation
d/b/a Empire State Development Corporation
633 Third Avenue
New York, New York  10017
Attention:  42nd Street Development Project, Inc.

(xi)                                If to NYT Real Estate Company LLC:
c/o The New York Times Company
229 West 43rd Street
New York, New York 10036
Attention:  General Counsel

With a copy to:
DLA Piper Rudnick Gray Cary US LLP
1251 Avenue of the Americas
New York, New York  10020
Attention:  Marc Hurel, Esq.

If to FC Eighth Ave., LLC:
c/o Forest City Ratner Companies
One MetroTech Center, North
Brooklyn, New York 11201
Attention:  General Counsel

With a copy to:
Kelley Drye & Warren LLP
101 Park Avenue
New York, New York 10178
Attention:  James J. Kirk, Esq.

(xii)                             to each Recognized Mortgagee at such address as has been specified in writing by such Recognized Mortgagee or to such other address as may be specified by written notice sent in accordance herewith.  No notice, demand, request or other communication hereunder shall be effective unless given as aforesaid.

CHOICE OF LAW; SUCCESSORS AND ASSIGNS; SEVERABILITY

(a)           THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF THE CONFLICTS OF LAWS THEREOF.

(b)           The terms of this Lease are and shall be binding upon and inure to the benefit of Tenant and Landlord and their respective successors and assigns.

(c)           If any one or more of the provisions of this Lease shall be ruled invalid by any court of competent jurisdiction, the invalidity of such provision(s) shall not affect any of the remaining provisions hereof, but this Lease shall be construed and enforced as if such illegal or invalid provision had not been contained herein.

COUNTERPARTS

This Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

NON-RECOURSE

All covenants, stipulations, promises, agreements and obligations of Tenant or Landlord, as applicable, contained in this Lease shall be deemed to be the covenants, stipulations, promises, agreements and obligations of Tenant and Landlord, as the case may be, and not of any member, director, officer, employee or agent of Tenant or Landlord in his individual capacity, and no recourse shall be had for the payment of any amounts hereunder against any member, director, officer, employee or agent of Tenant or Landlord.  In addition, in the performance of the agreements of Landlord herein contained, any obligation it may incur for the payment of money shall not create a debt of the State of New York or of The City of New York and neither the State of New York nor The City of New York shall be liable on any obligation so incurred, but any such obligation shall be payable solely out of the lease rentals, revenues and receipts derived from or in connection with the Property and payable to Landlord by Tenant under the Lease Agreement.

NO MERGER

There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Property by reason of the fact that the same Person acquires or holds, directly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in the Property or any interest in such fee estate.

ENTIRE AGREEMENT

This Lease and the other Project Documents contain the entire agreement between the parties hereto with respect to the subject matter hereof and all prior negotiations and agreements are merged therein.

[BALANCE OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

42ND ST. DEVELOPMENT PROJECT, INC., as Landlord

By:	/s/ Naresh Kapadia
Name: Naresh Kapadia
Title: AVP Planning & Design

42ND ST. DEVELOPMENT PROJECT, INC., as Tenant

By:	/s/ Naresh Kapadia
Name: Naresh Kapadia
Title: AVP Planning & Design

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 9th day of August, in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Naresh Kapadia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Gita Tiku
Notary Public
Commission Expires

GITA TIKU
Notary Public, State of New York
No. 01TI6133463
Qualified in New York County
Commission Expires September 19, 2009

Exhibit A

The Condominium Units (hereinafter called the “Units”) in the building (hereinafter called the “Building”) known as The New York Times Building Condominium and by the street address 620 Eighth Avenue, Borough of Manhattan, City, County and State of New York, said Units being designated and described as set forth on Schedule 1 herein and in that certain declaration, dated as of August 4, 2006 made by The New York Times Building LLC pursuant to Article 9-B of the Real Property Law of the State of New York (hereinafter called the “Condominium Act”) establishing condominium ownership of the Building and the land (hereinafter called the “Land”) upon which the Building is situate (which Land is more particularly described below and by this reference made a part hereof), which declaration was recorded in the New York County Office of the Register of The City of New York (the “City Register’s Office”) on August 15, 2006, as CRFN 2006000460293, (which declaration, and any amendments thereto, are hereinafter collectively called the “Declaration”). The Units are also designated as Tax Lot Nos. as set forth on Schedule 1 herein, in Block 1012 of Section 4 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Bureau of The City of New York and on the Floor Plans of the Building filed with the Real Property Assessment Bureau of The City of New York on August 14, 2006 as Condominium Plan No. 1595 and also filed in the City Register’s Office of New York County on August 15, 2006 as Condominium CRFN 2006000460294.

TOGETHER with an undivided percentage interest as set forth in Schedule C herein, respectively, in the Common Elements (as such term is defined in the Declaration) of The New York Times Building Condominium;

The Land area of the Condominium is more particularly described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue;

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Schedule l

Description of Units

Unit Designation	Tax Lot	Percentage Interest In Common Elements

0-A	1001	0.66%
0-B	1002	0.41%
1-A	1003	2.01%
1-B	1004	0.28%
1-C	1005	0.29%
1-D	1006	0.44%
1-E	1007	0.07%
1-F	1008	0.64%
2-A	1009	4.78%
3-A	1010	4.76%
4-A	1011	4.56%
5-A	1012	1.64%
6-A	1013	1.73%
7-A	1014	1.73%
8-A	1015	1.73%
9-A	1016	1.73%
10-A	1017	1.73%
11-A	1018	1.73%
12-A	1019	1.73%
13-A	1020	1.73%
14-A	1021	1.74%
15-A	1022	1.40%
16-A	1023	1.75%
17-A	1024	1.72%
18-A	1025	1.77%
19-A	1026	1.77%
20-A	1027	1.77%
21-A	1028	1.77%
22-A	1029	1.77%
23-A	1030	1.77%
24-A	1031	1.77%
25-A	1032	1.77%
26-A	1033	1.77%
27-A	1034	1.77%
28-A	1035	0.44%
28-B	1036	0.25%
29-A	1037	1.77%
30-A	1038	1.84%
31-A	1039	1.84%
32-A	1040	1.84%
33-A	1041	1.84%
34-A	1042	1.84%
35-A	1043	1.84%
36-A	1044	1.84%
37-A	1045	1.84%
38-A	1046	1.84%
39-A	1047	1.84%
40-A	1048	1.84%
41-A	1049	1.84%
42-A	1050	1.84%
43-A	1051	1.84%
44-A	1052	1.84%
45-A	1053	1.77%
46-A	1054	1.89%
47-A	1055	1.89%
48-A	1056	1.89%
49-A	1057	1.89%
50-A	1058	1.89%
TOTAL: 58		100.00%